UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	814-00736 (Commission File Number)	20-8250744 (IRS Employer Identification Number)

1691 Michigan Avenue, Miami Beach, Florida (Address of Principal Executive Offices)	33319 (Zip Code)

(786) 297-9500 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

28435281.2.BUSINESS

Item 2.02. Results of Operations and Financial Condition

On November 15, 2023, PennantPark Investment Corporation, or the Company, issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 2.02 on Form 8-K and Regulation FD. A copy of the Company's schedule of investments as of September 30, 2023 and 2022 are furnished as Exhibit 99.2 to this report pursuant to Item 2.02 on Form 8-K and Regulation FD.

The Company is completing its assessment of the effectiveness of its internal control over financial reporting as of September 30, 2023. Based on currently available information, the Company expects to report certain material weaknesses in internal control over financial reporting in Item 9A of its Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the "2023 Annual Report"). The material weaknesses identified to date relate to the control environment over the Company's review process of its cash and par reconciliations and its interest income analysis. The material weaknesses are not expected to impact the accuracy of the Company's financial statements to be reported in the 2023 Annual Report. Because the Company has not completed the preparation of its consolidated financial statements for the year ended September 30, 2023, the preliminary unaudited results presented in the press release as of and for the fourth quarter and year ended September 30, 2023 are based on current expectations and are subject to adjustment.

The information in this report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports PennantPark Investment Corporation files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Investment Corporation undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

PennantPark Investment Corporation may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from its historical experience and present expectations.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of PennantPark Investment Corporation dated November 15, 2023
99.2	Schedule of Investments as of September 30, 2023 and 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

28435281.2.BUSINESS

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2023	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer & Treasurer

28435281.2.BUSINESS